UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2003

                                Azco Mining, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)



        Delaware                      0-20430                  84-1094315
        --------                      -------                  ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)


7239 El Mirage Road, Glendale, AZ                         85307
---------------------------------                         -----
(Address of principal executive offices)                (Zip Code)


Registrants telephone number, including area code: (623) 935-0774
                                                   --------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

None.


ITEM  4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCOUNTANT.

On September 5, 2003, PricewaterhouseCoopers LLP ("PWC") resigned as the independent accountants for Azco Mining Inc. ("the Company").

PWC's reports on the Company's consolidated financial statements as of and for the years ended June 30, 2002 and June 30, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that both reports included a separate paragraph expressing substantial doubt regarding the ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through September 5, 2003, there have been no disagreements with PWC on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the financial statements for such years.

Pursuant to Item 304 (a) (3) of Regulation S-K, the Company has requested that PWC provide a letter addressed to the Securities & Exchange Commission stating whether or not PWC agrees with the above statements. A copy of the letter, dated September 5, 2003, is filed as Exhibit 16.1 to this Form 8-K.

Pursuant to Item 304 (a) (2) of Regulation S-K, the Company, effective October 31, 2003, engaged James E. Raftery, Certified Public Accountant P.C. ("Mr.
Raftery"), located at 606 N. Stapley Drive, Mesa, AZ 85203, as the principal accountant to audit the Company's financial statements. During the Company's previous two most recent fiscal years ended June 30, 2002 and June 30, 2003, as well as the subsequent interim period from July 1, 2003 through October 30, 2003, prior to engaging Mr. Raftery, the Company (or someone on its behalf) has not consulted Mr. Raftery regarding the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM  5.  OTHER  EVENTS.

None.

ITEM  6.  RESIGNATIONS  OF  REGISTRANTS  DIRECTORS

None.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

None.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AZCO MINING, INC.


                                            /s/  Ryan Modesto
                                            ------------------------------------
                                            Ryan Modesto, Vice President Finance

Dated:  November 11, 2003